                                                                    Exhibit 32.1

            CERTIFICATION OF PERIODIC REPORT PURSUANT TO SECTION 906
                          OF SARBANES-OXLEY ACT OF 2002

I, the undersigned Clifton H. Morris, Jr., Chairman of the Board and Chief Executive Officer of AmeriCredit Corp. (the "Company"), do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     (1) The Quarterly Report on Form 10-Q of the Company for the quarter ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  February 13, 2004

                                           /s/ Clifton H. Morris, Jr.
                                           -----------------------------------
                                           Clifton H. Morris, Jr.
                                           Chairman of the Board and
                                           Chief Executive Officer

            CERTIFICATION OF PERIODIC REPORT PURSUANT TO SECTION 906
                          OF SARBANES-OXLEY ACT OF 2002

I, the undersigned Daniel E. Berce, President of AmeriCredit Corp. (the "Company"), do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     (1) The Quarterly Report on Form 10-Q of the Company for the quarter ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: February 13, 2004

                                           /s/ Daniel E. Berce
                                           -----------------------------------
                                           Daniel E. Berce
                                           President

            CERTIFICATION OF PERIODIC REPORT PURSUANT TO SECTION 906
                          OF SARBANES-OXLEY ACT OF 2002

     I, the undersigned Preston A. Miller, Executive Vice President, Chief Financial Officer and Treasurer of AmeriCredit Corp. (the "Company"), do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

     (1) The Quarterly Report on Form 10-Q of the Company for the quarter ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: February 13, 2004

                                           /s/ Preston A. Miller
                                           -----------------------------------
                                           Preston A. Miller
                                           Executive Vice President, Chief
                                           Financial Officer and Treasurer